Supplement dated June 20, 2018 to your variable annuity Prospectus dated May 1, 2018 for the variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented.

Liquidation of the BlackRock iShares® Alternative Strategies V.I. Fund and Transfer to the Fidelity® VIP Government Money Market Portfolio

On May 8, 2018, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the liquidation of the BlackRock iShares Alternative Strategies V.I. Fund. This transaction is set to occur on or about August 31, 2018 (the “Transfer Date”). Effective August 8, 2018, the BlackRock iShares Alternative Strategies V.I. Fund will be closed to new allocations and only Contract Owners that have Contract Value in the BlackRock iShares Alternative Strategies V.I. Fund as of the end of the Business Day on August 7, 2018, may continue to make Purchase Payments, transfers, or withdrawals involving the BlackRock iShares Alternative Strategies V.I. Fund. Effective on or about August 29, 2018, no purchases or transfers into this fund will be accepted even if you have Contract Value in the BlackRock iShares Alternative Strategies V.I. Fund. This is not a liquidation of your Variable Annuity Contract.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccount investing in the BlackRock iShares Alternative Strategies V.I. Fund, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the BlackRock iShares Alternative Strategies V.I. Fund Subaccount after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the BlackRock iShares Alternative Strategies V.I. Fund and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the BlackRock iShares Alternative Strategies V.I. Fund Subaccount will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the BlackRock iShares Alternative Strategies V.I. Fund Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448 or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the BlackRock iShares Alternative Strategies V.I. Fund are deleted from the Contract Prospectus after the Transfer Date.

Form No. VASUP0618